UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 13, 2018

TG Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor
New York, New York 10014
 (Address of principal executive offices, including Zip Code)

 (212) 554-4484
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐
Written communications pursuant to Rule 425 under the Securities Act.
       ☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
       ☐
Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
       ☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

TG Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders on Wednesday, June 13, 2018 at the offices of its legal counsel, Alston & Bird LLP, 90 Park Avenue, New York, New York 10016 at 9:30 a.m. Eastern Standard Time. Stockholders representing 62,395,470, or 80.33%, of the 77,666,112 shares entitled to vote were present in person or by proxy. Proxies were solicited by the Company pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. At the annual meeting, Proposals 1, 2, and 3 were approved. The proposals below are described in detail in the Company’s definitive proxy statement dated April 30, 2018 for the annual meeting.

The results are as follows:

Proposal 1

The following persons were nominated and elected directors:

Michael S. Weiss	Laurence N. Charney	William J. Kennedy	Mark Schoenebaum, MD	Yann Echelard	Kenneth Hoberman	Daniel Hume

The shareholder voting for board members is summarized as follows:

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Michael S. Weiss	34,700,747	4,776,720	0	22,918,003
Laurence N. Charney	25,138,011	14,339,456	0	22,918,003
William J. Kennedy	25,139,461	14,338,006	0	22,918,003
Mark Schoenebaum, MD	22,987,997	16,489,470	0	22,918,003
Yann Echelard	32,433,930	7,043,537	0	22,918,003
Kenneth Hoberman	32,420,553	7,056,914	0	22,918,003
Daniel Hume	32,433,698	7,043,769	0	22,918,003

All seven directors will serve on the board of directors of the Company (the “Board”) until the 2019 annual meeting.

Proposal 2

CohnReznick LLP was approved as the Company’s independent registered public accountant for the fiscal year ending December 31, 2018.

The votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,581,162	365,659	448,649	0

Proposal 3

The amendment to the Amended and Restated 2012 Incentive Plan (the “Plan”) was approved to increase the number of shares of common stock available for issuance under the Plan by 6,000,000.

The votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,670,966	5,283,744	522,757	22,918,003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Therapeutics, Inc.
(Registrant)

Date: June 13, 2018
By: /s/ Sean A. Power
Sean A. Power
Chief Financial Officer